UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08476

The Gabelli Multimedia Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

The Gabelli Multimedia Trust Inc.

Semiannual Report — June 30, 2025-

-

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA Chief Investment Officer	Christopher J. Marangi Co-Chief Investment Officer BA, Williams College MBA, Columbia Business School

To Our Stockholders,

For the six months ended June 30, 2025, the net asset value (NAV) total return of The Gabelli Multimedia Trust Inc. (the Fund) was 23.0%, compared with a total return of 15.0% for the Morgan Stanley Capital International (MSCI) AC World Communication Services Index. The total return for the Fund’s publicly traded shares was 2.7%. The Fund’s NAV per share was $3.80, while the price of the publicly traded shares closed at $4.13 on the New York Stock Exchange (NYSE). See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2025.

Investment Objective and Strategy (Unaudited)

The Gabelli Multimedia Trust is a diversified, closed-end management investment company whose primary objective is long term growth of capital, with income as a secondary objective. The Fund seeks opportunities for long term growth within the context of two main investment universes: companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and companies involved in distribution as it relates to the delivery of these copyrights. Additionally, the Fund will invest in companies participating in emerging technological advances in interactive services and products.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

For the first six months ended June 30, 2025, the Gabelli Multimedia Trust, which focuses largely on the Communications Services and Consumer Discretionary sectors, significantly outperformed its benchmarks, the S&P 500 Index and MSCI AC World Communication Services Index. Both the Communications Services and Consumer Discretionary sectors showed resilience and growth in the first half of 2025, driven by technological advancements, recovery in consumer confidence, and pent-up demand post-pandemic. Performance varied based on exposure to certain sub-sectors—streaming and tech-driven media likely outperformed traditional telecom.

Top contributors for the first six months included Sony Group Corp. (6.9% of total investments as of June 30, 2025, SONY: NYSE), which designs, develops, produces, and sells electronic equipment, instruments, and devices for the consumer, professional, and industrial markets internationally. Nintendo Co., Ltd. (2.0%, NTDOY: Grey Market), together with its subsidiaries, develops, manufactures, and sells home entertainment products internationally. It also offers video game platforms, playing cards, Karuta, and handheld and home console hardware systems and related software. Additionally, Spotify Technology S.A. (1.2%, SPOT: NYSE) which, together with its subsidiaries, provides audio streaming subscription services worldwide.

Detractors included Apple Inc. (1.1%, AAPL: NASDAQ), which designs, manufactures, and markets smartphones, personal computers, tablets, wearables, and accessories worldwide. Other detractors included Lee Enterprises, Inc. (0.2%, LEE: NASDAQ), which provides local news and information, and advertising services in the United States offering digital subscription platforms, web hosting and content management services. Alphabet Inc. (3.1%, GOOGL: NASDAQ) operates through Google Services, Google Cloud, and Other Bets segments internationally.

Thank you for your investment in The Gabelli Multimedia Trust Inc.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through June 30, 2025 (a) (Unaudited)

	Six								Since Inception
	Months	1 Year	5 Year	10 Year	15 Year	20 Year	25 Year	30 Year	(11/15/94)
The Gabelli Multimedia Trust Inc. (GGT)
NAV Total Return (b)	22.98%	36.76%	7.89%	4.85%	9.70%	5.82%	3.25%	7.67%	7.73%
Investment Total Return (c)	2.74	(6.29)	6.23	5.37	10.19	6.65	5.02	8.13	7.98
MSCI AC World Communication Services Index	14.98	25.84	13.14	8.53	9.58	8.16	3.94	6.95	N/A	(d)

(a)	Performance returns for periods of less than one year are not annualized. Performance returns for periods of less than one year are not annualized. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The MSCI AC World Communication Services Index is an unmanaged index that measures the performance of securities in the Communication Services sector from around the world. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.
(d)	The MSCI AC World Communication Services Index inception date is December 30, 1994.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2025:

The Gabelli Multimedia Trust Inc.

Entertainment	32.1%
Computer Software and Services	7.7%
Electronics	7.1%
Broadcasting	7.0%
Telecommunications: National	5.7%
Hotels and Gaming	4.4%
U.S. Government Obligations	4.4%
Wireless Communications	4.3%
Cable	4.3%
Consumer Products	2.7%
Publishing	2.3%
Real Estate Investment Trusts	2.3%
Equipment	2.1%
Business Services: Advertising	1.9%
Telecommunications: Regional	1.9%
Telecommunications	1.7%

Telecommunications: Long Distance	1.6%
Retail	1.1%
Computer Hardware	1.1%
Business Services	0.9%
Satellite	0.9%
Diversified Industrial	0.8%
Information Technology	0.8%
Consumer Services	0.5%
Financial Services	0.2%
Food and Beverage	0.2%
Closed-End Funds	0.0%*
Real Estate	0.0%*
100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Multimedia Trust Inc.

Schedule of Investments — June 30, 2025 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 95.5%
	DISTRIBUTION COMPANIES — 55.2%
	Broadcasting — 6.1%
10,000	Asahi Broadcasting Group Holdings Corp.	$42,567	$47,707
3,000	Beasley Broadcast Group Inc., Cl. A†	44,398	12,480
6,000	Chubu-Nippon Broadcasting Co. Ltd.	43,833	28,832
19,000	Cogeco Inc.	501,711	938,036
35,000	Corus Entertainment Inc., Cl. B†	7,280	2,702
20,400	Fox Corp., Cl. A	765,947	1,143,216
34,500	Fox Corp., Cl. B	985,599	1,781,235
81,000	Grupo Radio Centro SAB de CV, Cl. A†	39,884	17,267
14,000	Informa plc	141,689	154,851
210,000	ITV plc	352,395	237,668
6,500	Liberty Broadband Corp., Cl. A†	360,594	635,830
28,000	Liberty Broadband Corp., Cl. C†	2,681,853	2,754,640
68,566	Media Prima Berhad	34,965	5,862
6,000	Nexstar Media Group Inc.	956,427	1,037,700
7,000	Nippon Television Holdings Inc.	96,482	162,647
4,000	NRJ Group	17,822	34,490
3,000	RTL Group SA	107,299	131,283
68,500	Sinclair Inc.	1,525,004	946,670
33,000	TBS Holdings Inc.	675,978	1,159,543
75,500	TEGNA Inc.	1,174,773	1,265,380
15,000	Television Broadcasts Ltd.†	12,935	6,631
21,000	Television Francaise 1 SA	208,838	218,056
240,000	TV Azteca SAB de CV†(a)	58,305	6,395
		10,836,578	12,729,121
	Business Services — 0.9%
6,000	Carlisle Support Services Group Ltd.†(a)	200	659
5,500	Heather Venture Holdings Ltd.†(a)	0	0
3,500	S&P Global Inc.	1,314,196	1,845,515
5,500	Tapir Holdings Ltd.†(a)	0	0
		1,314,396	1,846,174
	Cable — 4.3%
25,000	AMC Networks Inc., Cl. A†	300,642	156,750
1,600	Charter Communications Inc., Cl. A†	481,751	654,096
30,200	Cogeco Communications Inc.	696,264	1,575,701
100,500	Comcast Corp., Cl. A	4,021,484	3,586,845
19,400	MultiChoice Group†	133,926	128,670
Shares		Cost	Market Value
80,000	Rogers Communications Inc., Cl. B	$3,641,355	$2,372,800
102,200	WideOpenWest Inc.†	348,767	414,932
		9,624,189	8,889,794
	Computer Software and Services — 0.2%
500	Duolingo Inc.†	151,590	205,010
2,500	Tencent Holdings Ltd.	117,755	160,192
		269,345	365,202
	Consumer Services — 0.5%
4,500	Angi Inc.†	105,414	68,670
59,000	Bollore SE	333,015	370,430
150	Cie de L’Odet SE	219,638	263,625
9,000	IAC Inc.†	517,601	336,060
		1,175,668	1,038,785
	Diversified Industrial — 0.8%
6,000	AAON Inc.	517,342	442,500
27,800	Bouygues SA	937,229	1,257,485
8,000	Malaysian Resources Corp. Berhad	1,100	922
		1,455,671	1,700,907
	Entertainment — 21.9%
60,000	Atlanta Braves Holdings Inc., Cl. A†	1,625,418	2,952,600
125,000	Atlanta Braves Holdings Inc., Cl. C†	2,808,806	5,846,250
1,060,000	Grupo Televisa SAB, ADR	4,401,554	2,321,400
575,000	Havas NV	1,183,569	987,535
9,500	Liberty Media Corp.-Liberty Formula One, Cl. A†	286,596	902,120
30,000	Liberty Media Corp.-Liberty Formula One, Cl. C†	1,125,464	3,135,000
5,092	Liberty Media Corp.-Liberty Live, Cl. A†	126,323	404,712
24,763	Liberty Media Corp.-Liberty Live, Cl. C†	907,325	2,009,765
32,400	Lionsgate Studios Corp.†	230,725	188,244
4,000	M6 Metropole Television SA	35,208	61,913
40,000	Madison Square Garden Entertainment Corp.†	1,575,502	1,598,800
27,200	Madison Square Garden Sports Corp.†	4,786,715	5,683,440
11,400	Naspers Ltd., Cl. N	1,873,773	3,551,526
5,000	Netflix Inc.†	3,943,885	6,695,650
7,500	Reading International Inc., Cl. A†	45,285	10,050
7,700	Reading International Inc., Cl. B†	81,951	75,537
2,200	Roku Inc.†	198,659	193,358
38,000	Sphere Entertainment Co.†	1,217,884	1,588,400

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2025 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Entertainment (Continued)
50,000	Sportradar Group AG, Cl. A†	$1,014,947	$1,404,000
25,000	Starz Entertainment Corp.†	384,590	401,750
12,000	Take-Two Interactive Software Inc.†	1,602,891	2,914,200
14,000	TKO Group Holdings Inc.	968,103	2,547,300
		30,425,173	45,473,550
	Equipment — 2.1%
13,000	Amphenol Corp., Cl. A	6,332	1,283,750
45,000	Corning Inc.	1,514,407	2,366,550
5,000	QUALCOMM Inc.	487,064	796,300
		2,007,803	4,446,600
	Financial Services — 0.2%
4,200	Jardine Matheson Holdings Ltd.	243,362	201,852
17,500	Kinnevik AB, Cl. A	225,215	174,983
95,000	Orascom Financial Holding SAE†	13,907	1,121
300	PayPal Holdings Inc.†	26,028	22,296
32,750	Waterloo Investment Holdings Ltd.†(a)	10,341	16,375
		518,853	416,627
	Food and Beverage — 0.2%
2,400	Pernod Ricard SA	148,082	239,171
3,000	Remy Cointreau SA	226,646	153,086
		374,728	392,257
	Information Technology — 0.8%
1,800	Broadcom Inc.	370,934	496,170
19,100	Prosus NV	727,183	1,068,020
		1,098,117	1,564,190
	Retail — 1.1%
10,000	Amazon.com Inc.†	1,845,828	2,193,900
1,000	Best Buy Co. Inc.	30,800	67,130
250	Meituan, Cl. B†	6,045	3,991
		1,882,673	2,265,021
	Satellite — 0.9%
37,000	EchoStar Corp., Cl. A†	557,458	1,024,900
19,000	Iridium Communications Inc.	591,101	573,230
1,000,000	PT Indosat Tbk	52,779	128,734
3,000	SKY Perfect JSAT Holdings Inc.	15,472	30,124
		1,216,810	1,756,988
	Telecommunications — 1.7%
34,000	Eurotelesites AG†	156,182	203,455
Shares		Cost	Market Value
42,000	GCI Liberty Inc., Escrow†(a)	$0	$0
43,500	Liberty Global Ltd., Cl. A†	325,115	435,435
92,000	Liberty Global Ltd., Cl. C†	1,264,244	948,520
34,000	Sunrise Communications AG, Cl. A	1,850,439	1,916,290
5,800	Viasat Inc.†	120,079	84,680
		3,716,059	3,588,380
	Telecommunications: Long Distance — 1.6%
14,400	BCE Inc.	644,824	319,354
120,500	Telesat Corp.†	2,059,267	2,945,020
2,400	Telstra Group Ltd., ADR	30,324	38,544
3,800	TIM SA, ADR	46,322	76,418
		2,780,737	3,379,336
	Telecommunications: National — 5.7%
16,000	Deutsche Telekom AG	300,119	583,698
51,700	Deutsche Telekom AG, ADR	693,500	1,891,703
11,500	Elisa Oyj	113,397	637,766
1,500	Freenet AG	32,315	48,838
3,605	Hellenic Telecommunications Organization SA	41,551	68,539
5,000	Itissalat Al-Maghrib	74,379	58,897
50,000	Koninklijke KPN NV	162,831	243,600
105,000	Liberty Latin America Ltd., Cl. A†	1,039,343	640,500
1,000	Magyar Telekom Telecommunications plc, ADR	9,280	26,200
190,000	Megacable Holdings SAB de CV	575,583	531,690
500,000	NTT Inc.	230,089	534,704
9,000	Orange SA, ADR	125,267	136,710
22,000	PLDT Inc., ADR	370,294	478,720
30,800	Shenandoah Telecommunications Co.	673,368	420,728
72,289	Sitios Latinoamerica SAB de CV†	10,905	12,097
18,200	Swisscom AG, ADR	491,538	1,287,468
10,000	Telecom Argentina SA, ADR	32,356	88,300
40,000	Telecom Italia SpA†	11,676	19,723
20,000	Telefonica Brasil SA, ADR	252,223	228,000
195,000	Telefonica SA, ADR	1,060,441	1,019,850
136,000	Telekom Austria AG	910,579	1,545,941
15,172	Telia Co. AB	42,639	54,476
6,000	Telkom Indonesia Persero Tbk PT, ADR	12,340	101,640
10,500	VEON Ltd., ADR†	229,572	483,735
800	Verizon Communications Inc.	38,319	34,616

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2025 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Telecommunications: National (Continued)
50,000	Vodafone Group plc, ADR	$477,875	$533,000
		8,011,779	11,711,139
	Telecommunications: Regional — 1.9%
50,500	Orange Belgium SA†	1,205,776	1,002,347
47,500	Telephone and Data Systems Inc.	805,135	1,690,050
78,000	TELUS Corp.	508,046	1,252,680
		2,518,957	3,945,077
	Wireless Communications — 4.3%
1,000	Altice USA Inc., Cl. A†	2,605	2,140
52,500	America Movil SAB de CV, ADR	358,778	941,850
30,000	Anterix Inc.†	1,018,370	769,500
389,058	Jasmine International PCL†(a)	21,005	15,678
17,000	Millicom International Cellular SA	338,258	636,990
55,000	Operadora De Sites Mexicanos SAB de CV	65,801	49,945
19,000	Orascom Investment Holding, GDR†(a)	15,524	266
20,000	SK Telecom Co. Ltd., ADR	723,734	467,000
14,500	T-Mobile US Inc.	2,934,817	3,454,770
30,000	Turkcell Iletisim Hizmetleri A/S, ADR	165,006	181,500
37,600	United States Cellular Corp.†	1,169,698	2,405,272
		6,813,596	8,924,911
	TOTAL DISTRIBUTION COMPANIES	86,041,132	114,434,059

	COPYRIGHT/CREATIVITY COMPANIES — 38.0%
	Broadcasting — 0.8%
100,000	Entravision Communications Corp., Cl. A	208,331	232,000
61,449	Sirius XM Holdings Inc.	2,113,121	1,411,484
		2,321,452	1,643,484
	Business Services — 0.0%
1,000	Light & Wonder Inc.†	16,619	96,260

	Business Services: Advertising — 1.9%
190,000	Clear Channel Outdoor Holdings Inc.†	226,016	222,300
21,000	JCDecaux SE	374,696	383,423
22,900	Lamar Advertising Co., Cl. A, REIT	1,816,439	2,779,144
10,820	Magnite Inc.†	22,112	260,978
Shares		Cost	Market Value
1,500	Publicis Groupe SA	$10,478	$169,059
4,000	Ströeer SE & Co. KGaA	89,263	239,831
		2,539,004	4,054,735
	Computer Hardware — 1.1%
10,900	Apple Inc.	2,181,463	2,236,353

	Computer Software and Services — 7.5%
36,200	Alphabet Inc., Cl. A	5,675,087	6,379,526
21,000	eBay Inc.	825,968	1,563,660
4,550	Meta Platforms Inc., Cl. A	2,719,202	3,358,310
6,800	Microsoft Corp.	2,811,387	3,382,388
2,750	NVIDIA Corp.	326,395	434,472
300	Red Violet Inc.	1,920	14,760
3,500	ServiceTitan Inc., Cl. A†	365,161	375,130
		12,725,120	15,508,246
	Consumer Products — 2.7%
16,000	Johnson Outdoors Inc., Cl. A	726,820	484,320
11,000	Nintendo Co. Ltd.	121,235	1,060,241
170,000	Nintendo Co. Ltd., ADR	951,590	4,083,400
		1,799,645	5,627,961
	Electronics — 7.1%
2,000	IMAX Corp.†	41,164	55,920
12,000	Intel Corp.	328,586	268,800
3,790	Koninklijke Philips NV	36,691	90,884
547,000	Sony Group Corp., ADR	8,902,113	14,238,410
		9,308,554	14,654,014
	Entertainment — 10.2%
345,000	Canal+ SA	1,554,889	1,078,779
14,000	Capcom Co. Ltd.	184,198	479,580
79,200	GMM Grammy Public Co. Ltd.†	52,488	11,743
3,000	Live Nation Entertainment Inc.†	212,111	453,840
52,000	Manchester United plc, Cl. A†	863,932	926,120
310,000	Ollamani SAB†	998,624	826,028
87,000	Paramount Global, Cl. A	2,075,443	1,996,650
16,000	Reservoir Media Inc.†	99,657	122,720
3,200	Spotify Technology SA†	325,267	2,455,488
7,000	Square Enix Holdings Co. Ltd.	281,835	524,739
17,176	STV Group plc	13,537	41,141
92,000	Tencent Music Entertainment Group, ADR	748,302	1,793,080
21,000	The Marcus Corp.	298,846	354,060
19,000	The Walt Disney Co.	2,478,320	2,356,190
32,000	Ubisoft Entertainment SA†	533,663	353,800

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2025 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	COPYRIGHT/CREATIVITY COMPANIES (Continued)
	Entertainment (Continued)
28,000	Universal Entertainment Corp.†	$636,170	$188,799
43,000	Universal Music Group NV	1,130,763	1,391,913
515,000	Vivendi SE	1,530,012	1,776,861
294,000	Warner Bros Discovery Inc.†	3,394,100	3,369,240
23,000	Warner Music Group Corp., Cl. A	685,325	626,520
		18,097,482	21,127,291
	Hotels and Gaming — 4.4%
14,800	Boyd Gaming Corp.	848,657	1,157,804
26,500	Caesars Entertainment Inc.†	1,054,860	752,335
1,000	Churchill Downs Inc.	14,520	101,000
26,000	Entain plc	398,279	321,557
1,000	Flutter Entertainment plc†	112,890	283,315
30,000	Full House Resorts Inc.†	131,758	109,800
20,000	Golden Entertainment Inc.	382,923	588,600
4,200	Greek Organization of Football Prognostics SA	45,444	95,237
69,000	International Game Technology plc	1,345,089	1,090,890
100,000	Mandarin Oriental International Ltd.	156,055	191,000
25,000	Melco Resorts & Entertainment Ltd., ADR†	164,261	180,750
8,000	MGM China Holdings Ltd.	4,907	13,126
18,300	MGM Resorts International†	496,110	629,337
4,000	Penn Entertainment Inc.†	26,016	71,480
23,000	Ryman Hospitality Properties Inc., REIT	1,428,405	2,269,410
13,500	Wynn Resorts Ltd.	1,205,389	1,264,545
		7,815,563	9,120,186
	Publishing — 2.3%
17,000	Arnoldo Mondadori Editore SpA	54,303	43,054
974,000	Bangkok Post plc†	47,100	2,996
2,500	Graham Holdings Co., Cl. B	1,406,934	2,365,425
49,000	Lee Enterprises Inc.†	643,899	311,150
320,000	Louis Hachette Group	494,276	655,317
1,000,000	Nation Group Thailand Public Co. Ltd.†(a)	26,673	923
28,000	News Corp., Cl. A	139,798	832,160
11,000	News Corp., Cl. B	220,022	377,410
6,779	Novus Holdings Ltd.	3,053	2,872
28,000	The E.W. Scripps Co., Cl. A†	99,882	82,320
Shares		Cost	Market Value
1,000	Wolters Kluwer NV	$22,656	$167,210
		3,158,596	4,840,837
	TOTAL COPYRIGHT/CREATIVITY COMPANIES	59,963,498	78,909,367

	REAL ESTATE — 2.3%
	Real Estate Investment Trusts — 2.3%
15,500	American Tower Corp., REIT	2,680,193	3,425,810
500	Equinix Inc., REIT	405,496	397,735
15,000	Midway Investments†(a)	95	206
58,500	Outfront Media Inc., REIT	942,123	954,720
		4,027,907	4,778,471
	TOTAL COMMON STOCKS	150,032,537	198,121,897

	CLOSED-END FUNDS — 0.0%
8,000	Altaba Inc., Escrow†	0	10,800

	PREFERRED STOCKS — 0.1%
	DISTRIBUTION COMPANIES — 0.1%
	Broadcasting — 0.1%
6,000	Liberty Broadband Corp., Ser. A, 7.000%	123,973	149,700

	WARRANTS — 0.0%
	DISTRIBUTION COMPANIES — 0.0%
	Real Estate — 0.0%
600	Malaysian Resources Corp. Berhad, expire 10/29/27†	0	6

	Wireless Communications — 0.0%
194,529	Jasmine International PCL, expire 10/10/31†	0	2,394

	TOTAL DISTRIBUTION COMPANIES	0	2,400
	TOTAL WARRANTS	0	2,400

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2025 (Unaudited)

Principal Amount	Cost	Market Value
U.S. GOVERNMENT OBLIGATIONS — 4.4%
$9,172,000	U.S. Treasury Bills, 4.161% to 4.330%††, 08/14/25 to 12/26/25	$9,096,574	$9,095,887

TOTAL INVESTMENTS — 100.0%	$159,253,084	207,380,684

Other Assets and Liabilities (Net)	362,579

PREFERRED STOCK
(2,842,381 preferred shares outstanding)	(71,059,525)

NET ASSETS — COMMON STOCK
(35,922,489 common shares outstanding)	$136,683,738

NET ASSET VALUE PER COMMON SHARE
($136,683,738 ÷ 35,922,489 shares outstanding)	$3.80

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

Geographic Diversification	% of Total Investments	Market Value
North America	68.1%	$141,324,138
Europe	14.9	30,852,920
Japan	10.9	22,538,726
Latin America	2.5	5,128,891
Asia/Pacific	1.8	3,792,657
South Africa	1.8	3,683,068
Africa/Middle East	0.0 *	60,284
Total Investments	100.0%	$207,380,684

*	Amount represents less than 0.05%.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Assets and Liabilities

June 30, 2025 (Unaudited)

Assets:
Investments, at value (cost $159,253,084)	$207,380,684
Foreign currency, at value (cost $6,603)	6,741
Receivable for investments sold	136,707
Dividends and interest receivable	446,363
Deferred offering expense	199,886
Prepaid expenses	21,798
Total Assets	208,192,179
Liabilities:
Payable to bank	5,443
Distributions payable	40,464
Payable for investments purchased	54,456
Payable for investment advisory fees	164,552
Payable for payroll expenses	23,991
Payable for accounting fees	7,500
Payable for common offering expenses	50,794
Payable for legal and audit fees	33,737
Payable for stockholder communications	33,448
Other accrued expenses	34,531
Total Liabilities	448,916
Preferred Stock $0.001 par value:
Series E Cumulative Preferred Stock (5.125%, $25 liquidation value per share, 2,000,000 shares authorized with 1,597,332 shares issued and outstanding)	39,933,300
Series G Cumulative Preferred Stock (5.125%, $25 liquidation value per share, 2,000,000 shares authorized with 1,244,820 shares issued and outstanding)	31,126,225
Total Preferred Stock	71,059,525
Net Assets Attributable to Common Stockholders	$136,683,738

Net Assets Attributable to Common Stockholders Consist of:
Paid-in capital	$103,945,502
Total distributable earnings	32,738,236
Net Assets	$136,683,738

Net Asset Value per Common Share:
($136,683,738 ÷ 35,922,489 shares outstanding at $0.001 par value; 187,999,000 shares authorized)	$3.80

Statement of Operations

For the Six Months Ended June 30, 2025 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $106,059)	$1,698,216
Interest	212,665
Total Investment Income	1,910,881
Expenses:
Investment advisory fees	947,171
Stockholder communications expenses	76,723
Directors’ fees	49,000
Legal and audit fees	48,998
Payroll expenses	45,315
Stockholder services fees	37,076
Accounting fees	22,500
Custodian fees	16,796
Interest expense	440
Miscellaneous expenses	44,912
Total Expenses	1,288,931
Less:
Expenses paid indirectly by broker (See Note 5)	(1,888)
Net Expenses	1,287,043
Net Investment Income	623,838

Net Realized and Unrealized Gain on Investments and Foreign Currency:
Net realized gain on investments	2,546,825
Net realized gain on foreign currency transactions	2,709
Net realized gain on investments and foreign currency transactions	2,549,534
Net change in unrealized appreciation/depreciation:
on investments	22,669,952
on foreign currency translations	26,445

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	22,696,397
Net Realized and Unrealized Gain on Investments and Foreign Currency	25,245,931
Net Increase in Net Assets Resulting from Operations	25,869,769
Total Distributions to Preferred Stockholders	(1,820,218)
Net Increase in Net Assets Attributable to Common Stockholders Resulting from Operations	$24,049,551

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Changes in Net Assets Attributable to Common Stockholders

	Six Months Ended June 30, 2025 (Unaudited)		Year Ended December 31, 2024
Operations:
Net investment income	$623,838		$555,466
Net realized gain/(loss) on investments and foreign currency transactions	2,549,534		(1,722,271)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	22,696,397		17,151,324
Net Increase in Net Assets Resulting from Operations	25,869,769		15,984,519

Distributions to Preferred Stockholders:
Accumulated earnings	(1,820,218	)*	(3,611,841)
Return of capital	—		(186,321)
Total Distributions to Preferred Stockholders	(1,820,218)		(3,798,162)

Net Increase in Net Assets Attributable to Common Stockholders Resulting from Operations	24,049,551		12,186,357

Distributions to Common Stockholders:
Return of capital	(15,016,438	)*	(26,980,782)
Total Distributions to Common Stockholders	(15,016,438)		(26,980,782)

Fund Share Transactions:
Increase in net assets from common shares issued in offering	9,675,519		24,065,120
Increase in net assets from common shares issued upon reinvestment of distributions.	1,060,151		2,030,501
Net increase in net assets from redemption of preferred shares	143,945		618,713
Net Increase in Net Assets from Fund Share Transactions	10,879,615		26,714,334

Net Increase in Net Assets Attributable to Common Stockholders	19,912,728		11,919,909

Net Assets Attributable to Common Stockholders:
Beginning of year	116,771,010		104,851,101
End of period	$136,683,738		$116,771,010

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights

Selected data for a common share outstanding throughout each period:

	Six Months Ended June 30, 2025		Year Ended December 31,
	(Unaudited)		2024	2023	2022		2021	2020
Operating Performance:
Net asset value, beginning of year	$3.50		$3.73	$3.89	$8.25		$8.14	$7.93
Net investment income/(loss)	0.02		0.03	0.05	0.01		(0.02)	0.02
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.76		0.49	0.78	(3.35)		1.21	1.27
Total from investment operations	0.78		0.52	0.83	(3.34)		1.19	1.29

Distributions to Preferred Stockholders: (a)
Net investment income	(0.01	)*	(0.11)	(0.06)	—		(0.02)	(0.00	)(b)
Net realized gain	(0.04	)*	—	—	—		(0.18)	(0.20)
Return of capital	—		(0.01)	(0.09)	(0.18)		—	—
Total distributions to preferred stockholders	(0.05)		(0.12)	(0.15)	(0.18)		(0.20)	(0.20)

Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders Resulting from Operations	0.73		0.40	0.68	(3.52)		0.99	1.09

Distributions to Common Stockholders:
Net investment income	—	*	—	—	—		(0.07)	(0.02)
Net realized gain	—		—	—	—		(0.61)	(0.83)
Return of capital	(0.43	)*	(0.88)	(0.88)	(0.88)		(0.20)	(0.03)
Total distributions to common stockholders	(0.43)		(0.88)	(0.88)	(0.88)		(0.88)	(0.88)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.00	(b)	0.21	—	—		0.02	—
Increase in net asset value from common shares issued upon reinvestment of distributions	0.00	(b)	0.02	0.03	0.02		0.00 (b)	0.00	(b)
Increase in net asset value from redemption of preferred shares	0.00	(b)	0.02	0.01	0.02		—	0.00	(b)
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	—		—	—	—		0.00 (b)	—
Offering costs and adjustment to offering costs for common shares charged to paid-in capital	—		—	—	(0.00	)(b)	(0.02)	—
Total Fund share transactions	0.00	(b)	0.25	0.04	0.04		0.00 (b)	0.00	(b)

Net Asset Value Attributable to Common Stockholders, End of Period	$3.80		$3.50	$3.73	$3.89		$8.25	$8.14
NAV total return †	22.98%		12.25%	19.94%	(43.71)%		11.54%	18.58%
Market value, end of period	$4.13		$4.46	$5.67	$5.35		$8.68	$7.96
Investment total return ††	2.74%		(5.19)%	22.84%	(29.69)%		23.53%	14.15%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$207,743		$189,374	$184,477	$193,907		$326,179	$305,676

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each period:

	Six Months Ended June 30, 2025		Year Ended December 31,
	(Unaudited)		2024		2023		2022		2021	2020
Net assets attributable to common shares, end of period (in 000’s)	$136,684		$116,771		$104,851		$107,806		$226,256	$205,754
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	1.05	%(c)	0.50%		1.37%		0.17%		(0.29)%	0.23%
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction (d)(e)	2.18	%(c)	2.35%		2.41%		2.11%		1.73%	2.06%
Ratio of operating expenses to average net assets attributable to common shares net of fees waived/fee reduction, if any (d)	2.17	%(c)(f)	2.35	%(f)	2.41	%(f)	2.10	%(f)	1.73%	2.06	%(f)
Portfolio turnover rate	4%		18%		19%		15%		17%	29%

Cumulative Preferred Stock:
Auction Market Series C Preferred (g)
Liquidation value, end of period (in 000’s)	—		—		$250		$250		$250	$250
Total shares outstanding (in 000’s)	—		—		0	(h)	0	(h)	0 (h)	0	(h)
Liquidation preference per share	—		—		$25,000		$25,000		$25,000	$25,000
Liquidation value (i)	—		—		$25,000		$25,000		$25,000	$25,000
Asset coverage per share (j)	—		—		$57,920		$56,302		$81,608	$76,478

5.125% Series E Preferred
Liquidation value, end of period (in 000’s)	$39,933		$40,284		$42,973		$45,314		$49,918	$49,918
Total shares outstanding (in 000’s)	1,597		1,611		1,719		1,813		1,997	1,997
Liquidation preference per share	$25.00		$25.00		$25.00		$25.00		$25.00	$25.00
Average market value (k)	$22.86		$22.92		$23.59		$24.07		$25.95	$25.55
Asset coverage per share (j)	$73.09		$65.21		$57.92		$56.30		$81.61	$76.48

5.125% Series G Preferred
Liquidation value, end of period (in 000’s)	$31,126		$32,319		$36,403		$40,538		$49,755	$49,755
Total shares outstanding (in 000’s)	1,245		1,293		1,456		1,622		1,990	1,990
Liquidation preference per share	$25.00		$25.00		$25.00		$25.00		$25.00	$25.00
Average market value (k)	$22.78		$22.89		$23.53		$24.23		$26.37	$25.61
Asset coverage per share (j)	$73.09		$65.21		$57.92		$56.30		$81.61	$76.48
Asset Coverage (l)	292%		261%		232%		225%		326%	306%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan and adjustments for the rights offering. Total return for a period of less than one year is not annualized.
*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based on average common shares outstanding on the record dates throughout the periods.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been made, this expense ratio for the year ended December 31, 2022 would have been 2.11%. For the six months ended June 30, 2025 and the years ended December 31, 2024, 2023, 2021, and 2020, there was no material impact on the expense ratios.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights (Continued)

(e)	Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived/fee reduction for the six months ended June 30, 2025 and the years ended December 31, 2024, 2023, 2022, 2021, and 2020 would have been 1.36%, 1.40%, 1.37%, 1.29%, 1.21%, and 1.30%, respectively.
(f)	Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction for the six months ended June 30, 2025 and the years ended December 31, 2024, 2023, 2022, and 2020 would have been 1.36%, 1.40%, 1.37%, 1.28%, and 1.30%, respectively.
(g)	The Fund redeemed and retired all of its outstanding Series C Shares on June 26, 2024.
(h)	Actual number of shares outstanding is 10.
(i)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.
(j)	Asset coverage per share is calculated by combining all series of preferred stock.
(k)	Based on weekly prices.
(l)	Asset coverage is calculated by combining all series of preferred stock.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Multimedia Trust Inc. (the Fund) was incorporated on March 31, 1994 in Maryland. Although the Fund is registered as a non-diversified fund, it has operated as a diversified fund for over three years. Therefore, the Investment Company Act of 1940, as amended (the 1940 Act) obliges the Fund to continue to operate as a diversified fund unless the Fund obtains shareholder approval to operate as a non-diversified fund. The Fund commenced investment operations on November 15, 1994.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the 80% Policy). The 80% Policy may be changed without stockholder approval. The Fund will provide stockholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

Gabelli Funds, LLC (the Adviser), with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment program and manages the operations of the Fund under the general supervision of the Fund’s Board of Directors (the Board).

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. The Board has designated the Adviser as the valuation designee under Rule 2a-5. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the security’s fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — unadjusted quoted prices in active markets for identical securities;

●	Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2025 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 06/30/25
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Copyright/Creativity Companies
Publishing	$4,836,918	$2,996	$923	$4,840,837
Other Industries (b)	74,068,530	—	—	74,068,530
Distribution Companies
Broadcasting	12,705,459	17,267	6,395	12,729,121
Business Services	1,845,515	—	659	1,846,174
Financial Services	400,252	—	16,375	416,627
Telecommunications	3,588,380	—	0	3,588,380
Wireless Communications	8,908,967	—	15,944	8,924,911
Other Industries (b)	86,928,846	—	—	86,928,846
Real Estate
Real Estate Investment Trusts	4,778,265	—	206	4,778,471
Total Common Stocks	198,061,132	20,263	40,502	198,121,897
Closed-End Funds	—	10,800	—	10,800
Preferred Stocks (b)	149,700	—	—	149,700
Warrants (b)	2,400	—	—	2,400

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 06/30/25
U.S. Government Obligations	—	$9,095,887	—	$9,095,887
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$198,213,232	$9,126,950	$40,502	$207,380,684

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board.
(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

At June 30, 2025, the total value of Level 3 investments for the Fund was less than 1% of total net assets.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At June 30, 2025, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Stockholders. Distributions to common stockholders are recorded on the ex-dividend date. The characterization of distributions to stockholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Distributions to stockholders of the Fund’s 5.125% Series E Cumulative Preferred Stock (Series E Preferred) and 5.125% Series G Preferred Stock (Series G Preferred) are accrued on a daily basis and are determined as described in Note 6.

On April 9, 2025, the Board determined to begin monthly distributions to common stockholders of the Fund, paid from net investment income and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund.

The tax character of distributions paid during the year ended December 31, 2024 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income	$–	$3,611,841
Return of capital	26,980,782	186,321
Total distributions paid	$26,980,782	$3,798,162

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses. At December 31, 2024, the Fund had a long term capital loss carryforward with no expiration of $5,079,862.

The Fund utilized $1,130,402 of the capital loss carryforward for the year ended December 31, 2024.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2025:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$166,913,174	$59,601,410	$(19,133,900)	$40,467,510

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2025, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2025, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the six months ended June 30, 2025, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent, and exercised dispositive control, with respect to Ryman Hospitality Properties, Inc.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2025, other than short term securities and U.S. Government obligations, aggregated $7,331,597 and $13,599,230, respectively.

5. Transactions with Affiliates and Other Arrangements. During the six months ended June 30, 2025, the Fund paid $2,046 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2025, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,888.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2025, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended June 30, 2025, the Fund accrued $45,315 in payroll expenses in the Statement of Operations.

The Fund pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6. Capital. The Fund’s Articles of Incorporation permit the Fund to issue 187,999,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 1,950,000 common shares on the open market when the shares are trading at a discount of 5% or more (or such other percentage as the Board may

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

determine from time to time) from the NAV of the shares. During the six months ended June 30, 2025 and the year ended December 31, 2024, the Fund did not repurchase any of its common shares.

	Six Months Ended June 30, 2025 (Unaudited)		Year Ended December 31, 2024
	Shares	Amount	Shares	Amount
Increase in net assets from common shares issued in offering	2,307,407	$9,675,519	4,881,024	$24,065,120
Increase in net assets from common shares issued upon reinvestment of distributions	255,804	1,060,151	404,424	2,030,501
Net increase	2,563,211	$10,735,670	5,285,448	$26,095,621

As of December 31, 2024, the Fund had an effective shelf registration authorizing the issuance of $376 million of common or preferred shares. On April 17, 2025, the Fund filed a prospectus supplement for at-the-market offerings of up to five million common shares. During the six months ended June 30, 2025, the Fund has sold its common stock in “at-the-market” offerings as summarized in the following table:

Shares Issued	Net Proceeds	Sales Manager Commissions	Offering Expenses	Net Proceeds in Excess of Par
2,307,407	$9,675,519	$73,841	$95,000	$1,632,015

The Fund’s Articles of Incorporation authorize the issuance of up to 12,001,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series E and Series G Preferred at redemption prices of $25 and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common stockholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common stockholders.

On July 25, 2024, the Fund issued 4,881,024 shares of common stock, receiving $24,065,120 after deducting estimated offering expenses of $340,000. The NAV of the Fund increased by $0.21 per share on the day the additional shares were issued due to the additional shares being issued above NAV.

On June 28, 2024, the Fund distributed one transferable right for each of the 28,264,509 shares of common stock outstanding on that date. Four Rights were required to purchase one additional share of common stock at the subscription price of $5.00 per share.

For Series C Preferred Stock, the dividend rates, as set by the auction process that was generally held every seven days, were expected to vary with short term interest rates. Since February 2008, the number of shares of

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Series C Preferred Stock subject to bid orders by potential holders had been less than the number of shares of Series C Preferred Stock subject to sell orders. Holders that submitted sell orders had not been able to sell any or all of the Series C Preferred Stock for which they have submitted sell orders. Therefore the weekly auctions failed, and the dividend rate had been the maximum rate, which was 175% of the “AA” Financial Composite Commercial Paper Rate on the day of such auction. On June 26, 2024, the Fund redeemed all Series C Preferred Stock at the redemption price of $25,000 per share.

The Fund may redeem at any time, in whole or in part, the Series E Preferred Stock and Series G Preferred Stock at their liquidation preferences. In addition, the Board has authorized the repurchase of the Series E and Series G Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2025 and the year ended December 31, 2024, the Fund repurchased and retired 14,029 and 107,573 Series E Preferred at investments of $317,940 and $2,448,209, respectively, and at average discounts of approximately 9.43% and 9.02%, from its liquidation preference. During the six months ended June 30, 2025 and the year ended December 31, 2024, the Fund repurchased and retired 47,948 and 163,338 Series G Preferred at investments of $1,086,640 and $3,704,503, respectively, at average discounts of approximately 9.43% and 9.33%, respectively, from its liquidation preference.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 6/30/2025	Net Proceeds	2025 Dividend Rate Range	Dividend Rate at 6/30/2025	Accrued Dividends at 6/30/2025
E 5.125%	September 26, 2017	2,000,000	1,597,332	$48,192,240	Fixed Rate	5.125%	$22,740
G 5.125%	December 20, 2019	2,000,000	1,244,820	$48,148,000	Fixed Rate	5.125%	$17,724

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of stockholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Directors and, under certain circumstances, are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

7. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

9. Segment Reporting. The Fund’s Principal Executive Officer and Principal Financial Officer act as the Fund’s chief operating decision maker (CODM), as defined in Topic 280, assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is guided by the Fund’s investment objective and principal investment strategies, and executed by the Fund’s portfolio management team, comprised of investment professionals employed by the Adviser. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s Schedule of Investments, Statements of Operations and Changes in Net Assets and Financial Highlights.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of May 19, 2025, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Stockholder Meeting – May 12, 2025 – Final Results

The Fund’s Annual Meeting of Stockholders was held on May 12, 2025. At that meeting, common and preferred stockholders, voting together as a single class, re-elected Mario J. Gabelli, Calgary Avansino, and Christopher J. Marangi as Directors of the Fund, with 24,338,555 votes, 24,218,388 votes, and 24,319,873 votes cast in favor of these Directors, and 711,938 votes, 832,104 votes, and 730,620 votes withheld for these Directors, respectively.

In addition, preferred shareholders, voting as a separate class, re-elected Anthony S. Colavita as a Director of the Fund, with 2,324,403 votes cast in favor of this Director and 48,732 votes withheld for this Director.

John Birch, Elizabeth C. Bogan, James P. Conn, Frank J. Fahrenkopf, Jr., Werner J. Roeder, Susan Watson Laughlin, Salvatore J. Zizza, and Daniel E. Zucchi continue to serve in their capacities as Directors of the Fund.

We thank you for your participation and appreciate your continued support.

THE GABELLI MULTIMEDIA TRUST INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Multimedia Trust Inc. is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

DIRECTORS

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Calgary Avansino
Former Chief Executive Officer,
Glamcam

John Birch
Partner,
The Cardinal Partners Global

Elizabeth C. Bogan
Former Senior Lecturer
in Economics,
Princeton University

Anthony S. Colavita
President,
Anthony S. Colavita, P.C.

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance
Holdings LTD.

Frank J. Fahrenkopf, Jr.
Former President & Chief
Executive Officer,
American Gaming Association

Susan Watson Laughlin
Former President,
Investor Relations Association

Christopher J. Marangi
Managing Director,
GAMCO Investors, Inc.

Werner J. Roeder
Former Medical Director,
Lawrence Hospital

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

Daniel E. Zucchi
President,
Daniel E. Zucchi Associates

OFFICERS

John C. Ball
President, Treasurer, Principal Financial and Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

Carter W. Austin
Vice President & Ombudsman

Laurissa M. Martire
Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

CUSTODIAN

State Street Bank and Trust
Company

COUNSEL

Skadden, Arps, Slate, Meagher &
Flom LLP

TRANSFER AGENT AND
REGISTRAR

Computershare Trust Company, N.A.

GGT Q2/2025

GABELLI
FUNDS

THE GABELLI MULTIMEDIA TRUST INC.

GGT

Semiannual Report
June 30, 2025

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

At its meeting on February 13, 2025, the Board of Directors (Board) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not interested persons of the Fund (the Independent Board Members). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of supervisory, administrative, stockholder and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

Investment Performance. The Independent Board Members reviewed the performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2024 against a peer group of seven other comparable peer funds selected by the Adviser (the “Adviser Peer Group”), and Closed-end Core, Growth, and Value Equity Funds (the “Lipper Peer Group”). The Independent Board Members noted that the Fund’s performance was in the first quartile for the one-year period and third quartile for the three-, five-, and ten-year periods for the Adviser Peer Group and in the second quartile for the one-year period and fourth quartile for the three-, five-, and ten-year periods for the Lipper Peer Group. The Board Members discussed these comparative results and noted that the Fund’s performance was acceptable, particularly noting the Fund’s strong performance over the past year in comparison to that of the Adviser Peer Group.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with an administrative overhead charge and without such charge. The Board also reviewed materials showing that a portion of the Fund’s portfolio transactions was executed by the Adviser’s affiliated broker, resulting in incremental profits to the broker.

Economies of Scale. The Independent Board Members considered the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale. The Independent Board Members noted that the Fund was a closed-end fund and unlikely to realize any economies of scale potentially available through growth in the absence of additional offerings.

Sharing of Economies of Scale. The Independent Board Members noted that the investment advisory fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment advisory fee, other expenses, and total expenses of the Fund to similar expense ratios of the Adviser Peer Group and the Lipper Peer Group and noted that the advisory fee includes substantially all administrative services of the Fund as well as investment advisory services of the Adviser. The Independent Board Members noted that the Fund’s effective management fee and total expense ratio was above average within the Adviser Peer Group and the Lopper Peer Group, but noted that of the three funds in the Adviser Peer Group that used leverage, the Fund represented the median management fee. The Independent Board Members were presented with information comparing the advisory fee to the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services and an acceptable performance record. The Independent Board Members also concluded that the Fund’s expense ratios were acceptable in light of the Fund’s size, and that, in part due to the Fund’s structure as a closed-end fund, economies of scale were not a significant factor in their thinking. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was appropriate in light of the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a)	Provide the information specified in the table with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser” as defined in Rule 10b-18(a)(3) under the Exchange Act (17CFR 240-10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/2025 through 01/31/2025	Common – N/A Preferred Series G – 21,282 Preferred Series E – 2,880	Common – N/A Preferred Series G – $22.92 Preferred Series E – $22.85	Common – N/A Preferred Series G – 21,282 Preferred Series E – 2,880	Common – 33,359,278 Preferred Series G – 1,292,768 - 5,004 = 1,287,764 Preferred Series E – 1,611,361 - 2,880 = 1,608,481
Month #2 02/01/2025 through 02/28/2025	Common – N/A Preferred Series G – 2,163 Preferred Series E – N/A	Common – N/A Preferred Series G – $22.85 Preferred Series E – N/A	Common – N/A Preferred Series G – 2,163 Preferred Series E – N/A	Common – 33,359,278 Preferred Series G – 1,287,764 - 2,163 = 1,285,601 Preferred Series E – 1,608,481
Month #3 03/01/2025 through 03/31/2025	Common – N/A Preferred Series G – 15,404 Preferred Series E – 1,001	Common – N/A Preferred Series G – $22.57 Preferred Series E – $22.52	Common – N/A Preferred Series G – 15,404 Preferred Series E – 1,001	Common – 33,473,461 Preferred Series G – 1,285,601 - 15,404 = 1,270,197 Preferred Series E – 1,608,481 - 1,001 = 1,607,480
Month #4 04/01/2025 through 04/30/2025	Common – N/A Preferred Series G – 13,032 Preferred Series E – 7,069	Common – N/A Preferred Series G – $22.50 Preferred Series E – $22.56	Common – N/A Preferred Series G – 13,032 Preferred Series E – 7,069	Common – 34,342,189 Preferred Series G – 1,270,197 - 13,032 = 1,257,165 Preferred Series E – 1,607,480 - 7,069 = 1,600,411

Month #5 05/01/2025 through 05/31/2025	Common – N/A Preferred Series G – 11,316 Preferred Series E – 15,981	Common – N/A Preferred Series G – $22.77 Preferred Series E – $22.76	Common – N/A Preferred Series G – 11,316 Preferred Series E – 15,981	Common – 34,429,951 Preferred Series G – 1,257,165 - 11,316 = 1,245,849 Preferred Series E – 1,600,411 - 1,678 = 1,598,733
Month #6 06/01/2025 through 06/30/2025	Common – N/A Preferred Series G – 1,029 Preferred Series E – 1,401	Common – N/A Preferred Series G – $22.25 Preferred Series E – $22.67	Common – N/A Preferred Series G – 1,029 Preferred Series E – 1,401	Common – 35,922,489 Preferred Series G – 1,245,849 - 1,029 = 1,244,820 Preferred Series E – 1,598,733 - 1,401 = 1,597,332
Total	Common – N/A Preferred Series G – 47,948 Preferred Series E – 14,029	Common – N/A Preferred Series G – $22.68 Preferred Series E – $22.64	Common – N/A Preferred Series G – 47,948 Preferred Series E – 14,029	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1)	Gross income from securities lending activities; $0

(2)	All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3)	The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4)	Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Multimedia Trust Inc.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 4, 2025

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	September 4, 2025

*	Print the name and title of each signing officer under his or her signature.